SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 28, 2001



              Credit Suisse First Boston Mortgage Securities Corp.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-49820              13-3320910
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)         Identification Number)


11 Madison Avenue, New York, New York                               10010
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 325-2000
                                                     --------------






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                                       -2-


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

            (a)      Not applicable

            (b)      Not applicable

            (c)      Exhibits:



                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.          Description
-----------          -----------          -----------

     1                  23                Consent of Independent Accountants

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       CREDIT SUISSE FIRST BOSTON
                                       MORTGAGE SECURITIES CORP.

                                       By: /s/ Helaine Hebble
                                          ------------------------------
                                       Name:   Helaine Hebble
                                       Title:  Senior Vice President




Dated:            March 28, 2001